Exhibit 99.1

WebMediaBrands Inc. Reports Results
For Its Second Quarter Ended June 30, 2009

(Darien, CT – August 11, 2009) -- WebMediaBrands Inc. (Nasdaq: WEBM), an Internet media company concentrating on BtoB communities, today reported results for the quarter ended June 30, 2009.

Revenues from our continuing operations for the second quarter of 2009 were $5.8 million compared to revenues of $8.9 million for the same period in 2008.   Loss from continuing operations was $1.2 million for the second quarter of 2009 compared to $7.6 million for the same period in 2008.  Net loss was $1.2 million, or $0.03 per share, for the second quarter of 2009 and included lease termination expense of $308,000, or $0.01 per share.

"Our online ad sales operations showed slight improvement during the second quarter and were up 8% compared to the first quarter of 2009.  Also, operating costs in this quarter reflect significant cost savings that we believe will be in effect for the balance of the year and into 2010", stated Alan M. Meckler, Chairman and CEO of WebMediaBrands.

In February 2009, WebMediaBrands completed the sale of its Online images business to Getty Images, Inc. for an aggregate purchase price of $96.0 million in cash, subject to a working capital purchase price adjustment.  As a result of the sale, these financial results reflect WebMediaBrands’s Online images segment as a discontinued operation, and continuing operations are comprised solely of the Online media business, in accordance with Statement of Financial Accounting Standards No. 144.  Prior year financial results have been presented to reflect WebMediaBrands’s Online images segment as a discontinued operation.

WebMediaBrands Inc. 2nd Quarter 2009 Financial Results Conference Call Alert

WebMediaBrands Inc. invites you to participate in its conference call reviewing 2009 second quarter results on Tuesday, August 11, 2009 at 5:00 pm EST.

The conference call number is 877-856-1968 for domestic participants and 719-325-4761 for international participants; pass code “254 2184”.   Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Tuesday, August 25, 2009. Replay call numbers are 888-203-1112 for domestic participants and 719-457-0820 for international participants; pass code “254 2184.”

WebMediaBrands Inc.
Unaudited Consolidated Condensed Statements of Operations
For the Three and Six Months Ended June 30, 2008 and 2009
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2009	2008	2009
Revenues	$8,910	$5,829	$17,314	$11,603
Cost of revenues (exclusive of items shown separately below)	4,940	2,830	9,043	7,414
Advertising, promotion and selling	2,278	1,490	4,193	3,389
General and administrative	6,051	2,342	11,763	7,892
Depreciation	230	274	462	548
Amortization	829	205	1,621	484
Impairment	—	—	—	662
Restructuring charge	—	308	—	875
Total operating expenses	14,328	7,449	27,082	21,264
Operating loss from continuing operations	(5,418)	(1,620)	(9,768)	(9,661)
Other income (loss), net	(3)	67	(5)	131
Interest income	1	157	6	158
Interest expense	(1,847)	(185)	(3,573)	(1,492)
Loss on extinguishment of debt	—	—	—	(2,119)
Gain (loss) on fair value of interest rate swap	—	438	—	(6,732)
Loss from continuing operations before income taxes and noncontrolling interest	(7,267)	(1,143)	(13,340)	(19,715)
Provision (benefit) for income taxes	325	66	33	(2,580)
Noncontrolling interest	2	—	(6)	11
Loss from continuing operations	(7,590)	(1,209)	(13,379)	(17,124)
Income from discontinued operations	3,015	—	7,727	208
Gain (loss) on sale of discontinued operations	—	(4)	—	7,059
Provision (benefit) for income taxes from discontinued operations	(1,289)	—	(1,256)	25
Net loss	$(3,286)	$(1,213)	$(4,396)	$(9,882)
Income (loss) per share:
Basic
Loss from continuing operations	$(0.21)	$(0.03)	$(0.37)	$(0.47)
Income from discontinued operations	0.12	—	0.25	0.20
Net loss	$(0.09)	$(0.03)	$(0.12)	$(0.27)
Diluted
Loss from continuing operations	$(0.21)	$(0.03)	$(0.37)	$(0.47)
Income from discontinued operations	0.12	—	0.25	0.20
Net loss	$(0.09)	$(0.03)	$(0.12)	$(0.27)
Shares used in computing income (loss) per share:
Basic	35,967	36,399	35,967	36,155
Diluted	35,967	36,399	35,967	36,155

WebMediaBrands Inc.
Consolidated Condensed Balance Sheets
December 31, 2008 and June 30, 2009
 (in thousands, except share and per share amounts)

	December 31, 2008	June 30, 2009
		(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$3,755	$5,520
Accounts receivable, net of allowances of $438 and $102, respectively	6,673	4,559
Prepaid expenses and other current assets	4,040	2,074
Deferred income taxes	53	—
Assets of discontinued operations	14,138	—
Total current assets	28,659	12,153

Property and equipment, net of accumulated depreciation of $9,947 and $9,558, respectively	2,424	2,199
Intangible assets, net	3,060	2,458
Goodwill	26,062	27,524
Investments and other assets	2,564	1,219
Assets held for sale and of discontinued operations	101,324	3,200
Total assets	$164,093	$48,753

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,074	$1,087
Accrued payroll and related expenses	1,557	1,335
Accrued expenses and other current liabilities	5,224	3,408
Deferred income taxes	—	33
Current portion of long-term debt	81,213	—
Deferred revenues	2,347	2,052
Liabilities of discontinued operations	25,937	—
Total current liabilities	117,352	7,915

Long-term debt	—	7,197
Deferred revenues	108	99
Deferred income taxes	1,266	1,462
Fair value of interest rate swap	7,559	—
Other long-term liabilities	205	211
Liabilities of discontinued operations	2,727	—
Total liabilities	129,217	16,884

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares issued	—	—
Common stock, $.01 par value, 75,000,000 shares authorized, 36,032,152 and 36,786,882 shares issued, respectively	360	368
Additional paid-in capital	273,324	275,938
Accumulated deficit	(234,479)	(244,361)
Treasury stock, 65,000 shares at cost	(106)	(106)
Accumulated other comprehensive income (loss)	(4,223)	30
Total stockholders’ equity	34,876	31,869
Total liabilities and stockholders’ equity	$164,093	$48,753

WebMediaBrands Inc.
Unaudited Consolidated Condensed Statements of Cash Flows
Six Months Ended June 30, 2008 and 2009
 (in thousands)

	Six Months Ended June 30,
	2008	2009
Cash flows from operating activities:
Net loss	$(4,396)	$(9,882)
Less: Income from discontinued operations, net of tax	8,983	183
Less: Gain on sale of discontinued operations	—	7,059
Loss from continuing operations	(13,379)	(17,124)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Loss on fair value of swap	—	6,732
Depreciation and amortization	2,083	1,032
Impairment	—	662
Stock-based compensation	3,116	2,426
Provision (benefit) for losses on accounts receivable	(132)	55
Noncontrolling interest	6	(11)
Other (income) loss, net	—	(151)
Amortization of debt issuance costs	157	3
Loss on extinguishment of debt	—	2,119
Deferred income taxes	(2,635)	(2,628)
Changes in operating assets and liabilities (net of businesses acquired/disposed):
Accounts receivable, net	459	1,887
Prepaid expenses and other assets	986	2,435
Accounts payable and accrued expenses and other liabilities	(548)	(2,138)
Deferred revenues	110	(304)
Discontinued operations	19,496	(1,319)
Net cash provided by (used in) operating activities	9,719	(6,324)
Cash flows from investing activities:
Purchases of property and equipment	(1,500)	(315)
Purchases of businesses, assets and other	(565)	(1,584)
Proceeds from sale of discontinued operations	—	91,205
Discontinued operations	(4,751)	(217)
Net cash provided by (used in) investing activities	(6,816)	89,089
Cash flows from financing activities:
Debt issuance costs	(15)	(383)
Borrowings under long term obligations	—	7,197
Settlement of interest rate swap	—	(6,732)
Repayment of borrowings under credit facilities	(4,375)	(81,213)
Proceeds from exercise of stock options	7	196
Net cash used in financing activities	(4,383)	(80,935)
Effects of exchange rates on cash and cash equivalents	32	(65)
Net change in cash and cash equivalents	(1,448)	1,765
Cash and cash equivalents, beginning of period	7,300	3,755
Cash and cash equivalents, end of period	$5,852	$5,520
Supplemental disclosures of cash flow:
Cash refund of income taxes, net	$573	$1,301
Cash paid for interest	$2,938	$1,469

Non-cash investing activities:
Acquisitions of long-lived assets	$1,296	$99

About WebMediaBrands Inc.

WebMediaBrands Inc. (Nasdaq: WEBM, www.webmediabrands.com), headquartered in Darien, CT, is an Internet media company concentrating on BtoB communities.  WebMediaBrands has three online communities:  Internet.com for IT managers and Web developers; Mediabistro.com for media professionals and Graphics.com for design and creative professionals.  All three communities offer job boards, marketplaces, online education offerings and events.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release that are not historical facts are "forward-looking statements" under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The potential risks and uncertainties address a variety of subjects including, for example, the competitive environment in which WebMediaBrands competes; the unpredictability of WebMediaBrands’s future revenues, expenses, cash flows and stock prices; and WebMediaBrands’s dependence on a limited number of advertisers.   For a more detailed discussion of such risks and uncertainties, refer to WebMediaBrands’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and WebMediaBrands assumes no obligation to update the forward-looking statements after the date hereof, except as required by law.

All current WebMediaBrands press releases can be found online at www.webmediabrands.com/corporate/press.html

For information on WebMediaBrands contact:

Beth Ritter
Senior Marketing Manager
203-662-2922
press@webmediabrands.com